Exhibit 10.7

              Schedule of Executed Lease Agreements
         By and Between Assisted Living Properties, Inc.

Schedule of executed lease Agreements, by and between Assisted
Living Properties, Inc. And Meditrust of Florida, Inc.

Location                 Date of Lease               Lease Amount

3401 Astor Lane            6/24/96                     $2,650,000
Stuart, FL 34997

205 Village Blvd.          6/24/96                     $2,800,000
Tequesta, FL 33469

410 4th Court              6/24/96                     $2,730,000
Vero Beach, FL 32962

7300 Greenboro Drive       6/24/96                     $2,700,000
West Melbourne, FL 32904
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